Related party transactions (Tables)	12 Months Ended
Dec. 31, 2025
Related party transactions
Summary of related party transactions

Transactions with Unilever (pre-Demerger)
In millions of €	2025	2024	2023
TSA fees charged by Unilever (a)	106	—	—
Ice Cream sales to Unilever’s Joint Ventures	56	42	56
Ice Cream purchases from Unilever’s Joint Ventures	28	27	24
Indirect and general corporate expense allocations from Unilever (a)	96	191	177
Allocated depreciation and amortisation	33	63	59
Royalty and service fees from Unilever	14	27	27

(a)	There were number of indirect central costs that have been allocated to periods prior to Demerger to reflect the fact that the Ice Cream Business operated as part of the wider Unilever Group. These costs related to general marketing and corporate expenses including finance, legal, information technology, human resources, communications, and audit. These expenses were allocated to the Ice Cream Business on the basis of direct usage where identifiable, or by using allocation drivers based on the nature of the expense and are recorded in Cost of Sales and Selling & administrative expenses. Following the separation on 1 July 2025, these were replaced by a combination of TSA charges or recruitment of new staff, with certain TSA costs being subject to a 5% margin.

Period end balances with Unilever
In millions of €	2024
Loan balances payable to Unilever	9
Trading and other receivables balances due from Unilever’s Joint Ventures	12
Trading and other payables balances due to Unilever’s Joint Ventures	7

Summary of loan balances payable

		Maturity		31 December 2024
Borrowing entity	Currency	date	Interest rate %	In million of €
Unilever Ice Cream Bulgaria EOOD	BGN	09/05/25	EURIBOR 6M + 4.188%, floored at 0%	9